EXHIBIT 10.3

                           FIRST AMENDED AND RESTATED
                          DIRECTORS RETAINER FEES PLAN
                                       OF
                          WEBSTER FINANCIAL CORPORATION

     1.   NAME AND PURPOSE.

          1.1 This plan is the First Amended and Restated Directors Retainer Fees Plan of Webster Financial Corporation (the "Plan").

          1.2 The purposes of the Plan are to enhance Webster's ability to attract and retain highly qualified individuals to serve as non-employee Directors of Webster and its banking subsidiaries and to provide additional incentives to such Directors to promote the success of Webster and such subsidiaries. The Plan provides non-employee Directors of Webster and its banking subsidiaries with shares of Restricted Stock of Webster in lieu of an annual cash retainer for their services as Directors.

     2.   DEFINITIONS.

     For purposes of interpreting the Plan and related documents, the following definitions shall apply:

          2.1 "Annual Retainer" means the annual director's fee payable to a Director for service on the Board or a Banking Subsidiary Board, as applicable ($8,400 as of the Effective Date).

          2.2 "Annual Meeting Date" means the date of each annual meeting of the shareholders of Webster held after the Effective Date.

          2.3 "Average Quarterly Value" means the average value of a share of Stock on the last trading day of each of the four consecutive calendar quarters preceding a Grant Date or other date on which Restricted Stock is issued pursuant to Section 6 of this Plan.

          2.4 "Board" means the Board of Directors of Webster.

          2.5 "Banking Subsidiary Board" means the Board of Directors of any banking subsidiary of Webster.

          2.6 "Change in Control" shall mean any of the following events: (i) any person becomes the beneficial owner of 25 percent or more of the total number of voting shares of Webster; (ii) any person becomes the beneficial owner of 10 percent or more, but less than 25 percent, of the total number of voting shares of Webster, unless the Director of the Office of Thrift Supervision (the "Director") has approved a rebuttal agreement filed by such person or such person has filed a certification with the Director; (iii) any person (other than a person named as a proxy solicited by or on behalf of the Board) holds revocable or irrevocable proxies, as to the election or removal of two or more directors of Webster, for 25 percent or more of the total


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number of voting shares of Webster; (iv) any person has received the approval of the Director under Section 10 of the Home Owners' Loan Act, as amended (the "Holding Company Act"), or regulations issued thereunder, to acquire control of Webster; (v) any person has received approval of the Director under Section 7(j) of the Federal Deposit Insurance Act, as amended (the "Control Act"), or regulations issued thereunder, to acquire control of Webster; (vi) any person has commenced a tender or exchange offer, or entered into an agreement or received an option, to acquire beneficial ownership of 25 percent or more of the total number of voting shares of Webster, whether or not the requisite approval for such acquisition has been received under the Holding Company Act, the Control Act, or the respective regulations issued thereunder; (vii) as the result of, or in connection with, any cash tender or exchange offer, merger, or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who were directors of Webster before such transaction shall cease to constitute at least two-thirds of the Board of Directors of Webster or any successor corporation; or (viii) Webster's beneficial ownership of the total number of voting shares of Webster Bank is reduced to less than 50 percent. Notwithstanding the foregoing, a "Change in Control" will not be deemed to have occurred (A) under clauses (ii),
(iii), (iv), (v) or (vi) above if, within 30 days of such action, the Board (by a two-thirds affirmative vote of the directors in office before such action occurred) makes a determination that such action does not and is not likely to constitute a "change in control" of Webster or (B) under clause (vii) above, if the persons who were directors of Webster before such transaction shall continue to constitute at least 50 percent of the Board of Directors of Webster or any successor corporation. For purposes of this Plan, a "person" includes an individual, corporation, partnership, trust, association, joint venture, pool,
syndicate,   unincorporated   organization,   joint-stock   company  or  similar
organization or group acting in concert. A person for these purposes shall be deemed to be a beneficial owner as that term is used in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          2.7 "Director" means a non-employee member of Webster's Board or of a Banking Subsidiary Board.

          2.8 "Effective Date" means, March 18, 1996 the date the Directors Retainer Fees Plan was initially approved by the Board. The amended provisions of this First Amended and Restated Directors Retainer Fees Plan shall be effective as of the date of adoption by the Board.

          2.9 "Expiration Date" means the 10th anniversary of the day following the date on which the Plan was approved by shareholders of Webster pursuant to
Section 17.1 below.

          2.10 "Grant Date" means the date on which a grant of Restricted Stock takes effect pursuant to Section 7 of this Plan, which shall be the 1996 Annual Meeting Date and each subsequent Annual Meeting Date before the Expiration Date (or, in the case of a Director who is first elected other than on an Annual Meeting Date, the date of such election, as specified in Section 6 below).

          2.11 "Holder" means a person who holds Restricted Stock under this Plan.


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          2.12  "Partial  Vesting  Date" with  respect to a grant of  Restricted
Stock means the date of the Holder's termination of service with the Board or the Bank Subsidiary Board, as applicable, before the Annual Meeting Date next following the Grant Date with respect to such Stock (or, if earlier, before 12 months after such Grant Date) (i) due to the Total Disability or death of the Holder, (ii) in connection with a Change in Control, or (iii) with the prior written consent of the Board.

          2.13 "Pro-Rated Retainer" means the Annual Retainer in effect at the time a Director is first elected to the Board or a Subsidiary Board other than on an Annual Meeting Date multiplied by a fraction, the numerator of which is the number of months after such election and before the next Annual Meeting Date (rounded to the nearest full month) and the denominator of which is 12, provided, however, that such fraction shall not be in excess of 1.0.

          2.14 "Restricted Stock" means shares of Stock that are subject to a substantial risk of forfeiture if the Holder ceases to be a member of the Board and of any Banking Subsidiary Board before the Vesting Date or Partial Vesting Date with respect to such Stock.

          2.15 "Stock" means the Common Stock, par value $.01, of Webster.

          2.16 "Total Disability" means the inability of a Holder to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months.

          2.17 "Vesting Date" with respect to a grant of Restricted Stock means the date of the first Annual Meeting Date next following such Grant Date (or, if earlier, the first anniversary of the Grant Date).

          2.18  "Webster"  means  Webster  Financial  Corporation,   a  Delaware
corporation.

     3.   ADMINISTRATION OF THE PLAN.

     The Plan shall be administered by the Board. The Board's responsibilities under the Plan shall be limited to taking all legal actions necessary to document the grants of Restricted Stock provided herein, to maintain appropriate records and reports regarding those grants, and to take all acts authorized by this Plan.

     4.   STOCK SUBJECT TO THE PLAN.

          4.1 Subject to adjustments made pursuant to Section 4.2, the maximum number of shares of Stock that may be issued pursuant to the Plan shall not exceed 30,000. If any grant of Restricted Stock is forfeited, terminates or is canceled for any reason, the shares of Stock that were forfeited, or that were subject to such terminated or canceled grant, shall be available for future grants under the Plan.

          4.2 (a) If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of Webster


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by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable on capital stock, or other increase or decrease in such shares effected without receipt of consideration by Webster, occurring after the Effective Date, the number and kinds of shares for Restricted Stock may be granted under the Plan shall be adjusted proportionately and accordingly by Webster.

               (b) Adjustments under this Section 4.2 related to stock or securities of Webster shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

               (c) The grant of a Restricted Stock pursuant to the Plan shall not affect or limit in any way the right or power of Webster to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all of any part of its business or assets.

     5.   ELIGIBILITY.

     Eligibility under this Plan is limited to Directors who are not employees of Webster or any of its subsidiaries.

     6.   NUMBER OF SHARES AND GRANT DATE.

     Subject to approval of the Plan by the shareholders of Webster as provided in Section 12.1 below and to the availability of shares of Stock under Section
4.1 hereof, on each Annual Meeting Date beginning with the 1996 annual meeting, each Director whose term of office begins with or continues after such Annual Meeting Date shall be issued a number of whole shares of Restricted Stock equal to the Annual Retainer divided by the Average Quarterly Value as of such Grant Date (rounded down to the next whole share). Subject to approval of the Plan by the shareholders of Webster as provided in Section 12.1 below and to the availability of shares of Stock under Section 4.1 hereof, each Director who is first elected after the Effective Date to the Board or a Banking Subsidiary Board (and who was not then a member of the Board or a Banking Subsidiary Board) other than on an Annual Meeting Date shall be granted a number of whole shares of Restricted Stock equal to the Pro-Rated Retainer divided by the Average Quarterly Value as of the date of such election (rounded down to the next whole share).

     7.   VESTING.

     Restricted Stock shall become fully vested upon the Vesting Date with respect to the grant of such Restricted Stock, but not before approval of the Plan by shareholders in accordance with Section 12.1 hereof. Restricted Stock shall become partially vested on the Partial Vesting Date with respect to such grant (but not before approval of the Plan by shareholders in accordance with Section 12.1 hereof), as follows: on such Partial Vesting Date, the Holder shall be vested in a number of shares equal to the number of shares of Restricted Stock granted to the Holder on the applicable Grant Date multiplied by a fraction (not in excess of one), the numerator of which shall be the number of months of service completed by the Holder (rounded


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to the nearest whole month) after such Grant Date and before the Partial Vesting
Date, and the denominator of which shall be the number of months between such Grant Date and the next Annual Meeting Date (but not in excess of 12), rounded to the nearest whole number of shares. In the event that a Holder's service as a Director terminates before the Vesting Date with respect to shares of Restricted Stock, nonvested shares shall be forfeited. The Holder irrevocably appoints Webster as his or her agent for the purpose of transferring such forfeited shares of Restricted Stock from the Holder to Webster. Notwithstanding any other provision of the Plan, Restricted Stock shall not become vested following a Change in Control to the extent that such vesting would cause the Holder to incur liability for the excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended.

     8.   SHAREHOLDER RIGHTS.

     Except as provided in Section 11 hereof, the Holder shall have all of the rights of a shareholder with respect to shares of Restricted Stock, including the right to vote such shares and the right to receive dividends thereon.

     9.   CONTINUATION OF SERVICE.

     Nothing in the Plan shall confer upon any person any right to continue to serve as a Director.

     10.  WITHHOLDING.

     Webster shall have the right to withhold, or require a Holder to remit to Webster, an amount sufficient to satisfy any applicable federal, state, local or foreign withholding tax requirements imposed with respect to the grant or vesting of Restricted Stock or the payment of dividends thereon.

     11.  NONTRANSFERABILITY; LEGEND.

     No shares of Restricted Stock granted pursuant to this Plan shall be transferable by the Holder voluntarily, by operation of law or otherwise before the Vesting Date or Partial Vesting Date with respect to such shares, and no such shares shall be pledged or hypothecated (by operation of law or otherwise) or subject to execution, attachment or similar processes before such Vesting Date or Partial Vesting Date. All share certificates issued hereunder shall bear an appropriate legend reflecting the foregoing restrictions and limitations on transfer. Following the Vesting Date or Partial Vesting Date with respect to such shares, the Holder shall be entitled to have such legend removed from shares that have become vested hereunder.

     12.  ADOPTION, AMENDMENT, SUSPENSION AND TERMINATION OF THE PLAN.

     12.1 The Plan shall be effective as of the date of adoption by the Board, subject to approval of the Plan within one year of its adoption by the Board by the affirmative votes of the holders of a majority of the Stock of Webster present, or represented, and entitled to vote at a meeting duly held in accordance with applicable law, provided, however, that upon approval of


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the Plan by the shareholders of Webster;  all Restricted Stock granted under the
Plan on or after the Effective Date shall be fully effective as if the shareholders had approved the Plan on the Effective Date.

          12.2 Subject to the limitation of Section 12.2, the Board may at any time suspend or terminate the Plan, and may amend it from time to time in such respects as the Board may deem advisable; provided, however, the Board shall not amend the Plan in the following respects without the approval of shareholders then sufficient to approve the Plan in the first instance:

               (a) To materially increase the benefits accruing to participants under the Plan (for example, to increase the number of shares of Restricted Stock that may be granted to any Director).

               (b) To materially increase the maximum number of shares of Stock that may be issued under the Plan;

               (c) To materially modify the requirements as to eligibility for participation in the Plan.

          12.3 No Restricted Stock may be granted during any suspension or after the termination of the Plan, and no amendment, suspension or termination of the Plan shall, without the Holder's consent, alter or impair any rights or obligations under any Restricted Stock previously issued into under the Plan. This Plan shall terminate upon the earlier of the expiration or vesting of all of the Restricted Stock granted hereunder or the Expiration Date, unless previously terminated by the Board pursuant to this Section 12.

     13.  REQUIREMENTS OF LAW.

          13.1 Webster shall not be required to issue any shares of Stock hereunder if the issuance of such shares would constitute a violation by the Holder or Webster of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Any determination in this connection by the Board shall be final, binding, and conclusive. Webster shall not be obligated to take any affirmative action in order to cause the issuance of shares pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that shares of Stock shall not be issued hereunder unless and until the shares of Stock are registered or are subject to an available exemption from registration, the grant of Restricted Stock (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

          13.2 The intent of this Plan is to qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan or action by the Plan administrators does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative, to the extent permitted by law and deemed advisable by the Plan administrators, and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board


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may exercise  discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

     14.  GOVERNING LAW.

     The validity, interpretation and effect of this Plan, and the rights of all persons hereunder, shall be governed by and determined in accordance with the laws of Delaware, other than the choice of law rules thereof.


                                    * * * * *


     This Plan was duly approved by the Board at a meeting held on the 18th day of March, 1996 and by the shareholders of Webster at a meeting held on the 25th day of April, 1996 and was amended and restated in its entirety by resolution of the Board at a meeting held on the 22nd day of June, 1998.

                                                       /s/ Harriet Munrett Wolfe
                                                       -------------------------
                                                           Secretary





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